UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02	000-23108	033-54804

DISCOVER CARD	DISCOVER CARD	DISCOVER BANK
EXECUTION NOTE	MASTER TRUST I
TRUST	(Exact name of the issuing entity	(Exact name of the
(Exact name of the issuing entity	in respect of the Series 2007-CC	sponsor and depositor
in respect of the Notes as	Collateral Certificate)	as specified in its charter)
specified in its charter)

Delaware	Delaware	Delaware
(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of
incorporation or organization	incorporation or organization	incorporation or organization
of the issuing entity)	of the issuing entity)	of the sponsor and depositor)

c/o Wilmington Trust Company	c/o Discover Bank	12 Read’s Way
Rodney Square North	12 Read’s Way	New Castle, Delaware
1100 North Market Street	New Castle, Delaware	19720
Wilmington, Delaware	19720
19890-0001
(Address of principal executive	(Address of principal	(Address of principal
offices	executive offices	executive offices
of the issuing entity)	of the issuing entity)	of the sponsor and depositor)
51-0020270
(IRS Employer
Identification No. of the
sponsor and depositor)

(302) 323-7315
(Telephone Number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

     Discover Bank, on behalf of the holder of the Seller Certificate, has previously designated for Discover Card Master Trust I (the “Trust”) certain Discover Card accounts originated by Discover Bank pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of June 4, 2010, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee. Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, which is on file with the SEC.

     As of March 31, 2015, the Receivables in the Accounts designated for the Trust totaled $28,331,875,601.10 and the total number of Accounts was 15,016,477. Also, as of March 31, 2015, the average account balance was $2,984 (using 9,494,859 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month), and the average credit limit was $10,805.

Current Composition and Distribution of the Accounts

     We have set forth additional information below about the Accounts that are designated for the Trust.

     Geographic Distribution. As of March 31, 2015, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

Percentage of
State	Total Receivables
Texas	8.3%
California	8.3%
New York	6.4%
Illinois	5.9%
Florida	5.8%
Pennsylvania	5.3%
Ohio	4.6%
New Jersey	3.7%
Michigan	3.1%
Other States	48.6%
Total	100.0%

     Since the largest amounts of outstanding Receivables were with cardmembers whose billing addresses were in Texas, California, New York, Illinois, Florida, Pennsylvania, Ohio, New Jersey and Michigan, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

Credit Limit Information. As of March 31, 2015, the Accounts had the following credit limits:

	Receivables	Percentage		Percentage
Credit Limit	Outstanding	of Total	Number of	of Total
	($000's)	Receivables	Accounts	Accounts
Less than or equal to $5,000.00	$1,321,317	4.7%	2,298,704	15.3%
$5,000.01 to $10,000.00	$5,329,264	18.8%	4,156,363	27.7%
$10,000.01 to $15,000.00	$10,259,838	36.2%	6,365,635	42.4%
Over $15,000.00	$11,421,457	40.3%	2,195,775	14.6%
Total	$28,331,876	100.0%	15,016,477	100.0%

     Account Balance Information. As of March 31, 2015, the Accounts had the following balances:

	Receivables	Percentage	Number	Percentage
	Outstanding	of Total	of	of Total
Account Balance	($000's)	Receivables	Accounts	Accounts
Credit Balance	$(31,375)	(0.1)%	394,438	2.6%
No Balance	$-	0.0%	6,033,664	40.2%
$0.01 to $5,000.00	$8,136,532	28.7%	6,525,308	43.4%
$5,000.01 to $10,000.00	$8,925,213	31.5%	1,233,960	8.2%
$10,000.01 to $15,000.00	$7,255,394	25.6%	594,397	4.0%
Over $15,000.00	$4,046,112	14.3%	234,710	1.6%
Total	$28,331,876	100.0%	15,016,477	100.0%

     Seasoning. As of March 31, 2015, all of the Accounts were 60 months old or greater. The ages of the Accounts as of March 31, 2015 were distributed as follows:

	Percentage of	Percentage of
Age of Accounts	Total Accounts	Total Receivables
Less than 12 Months	0.0%	0.0%
12 to 23 Months	0.0%	0.0%
24 to 35 Months	0.0%	0.0%
36 to 47 Months	0.0%	0.0%
48 to 59 Months	0.0%	0.0%
60 Months and Greater	100.0%	100.0%
Total	100.0%	100.0%

     Delinquency Information. As of March 31, 2015, the Accounts in the Trust had the following delinquency statuses:

	Receivables	Percentage
	Outstanding	of Total
Delinquency Status(1)	($000’s)	Receivables
Total Receivables	$28,331,876	100.00%
Receivables Delinquent:
30 to 59 Days	$115,177	0.41%

60 to 89 Days	$85,352	0.30%
90 to 119 Days	$72,403	0.26%
120 to 149 Days	$66,111	0.23%
150 to 179 Days	$65,245	0.23%
180 Days and Greater	$0	0.00%
Total Delinquent	$404,288	1.43%

		Percentage
	Number of	of Total
Delinquency Status(1)	Accounts	Accounts
Total Accounts	15,016,477	100.00%
Accounts Delinquent:
30 to 59 Days	18,793	0.12%
60 to 89 Days	13,024	0.09%
90 to 119 Days	9,864	0.07%
120 to 149 Days	8,496	0.06%
150 to 179 Days	7,923	0.05%
180 Days and Greater	0	0.00%
Total Delinquent	58,100	0.39%

(1) During the first quarter, Discover Bank implemented payment processing changes which had the effect of contributing favorably to the delinquencies of certain accounts. These changes partially contributed to the decline in the delinquency rates.

     Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due and the monthly rate of cardmembers that paid their full balance due as a percentage of the total Accounts in each case as of the beginning of the month. The rates below are the average of monthly rates for the three months ended March 31, 2015.

Three Months
Ended
March 31,
2015
Minimum Monthly Payment Rate	10.50%
Full Balance Payment Rate	23.09%

     Balance Reductions. The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the three months ended March 31, 2015, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.59%.

     Distribution of the Accounts by FICO® Score. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair Isaac Corporation to determine the likelihood that credit users will pay their bills. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

     FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account.

Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

     The following table reflects the Receivables as of March 31, 2015, and the composition of Accounts by FICO® score as refreshed during March 2015:

	Receivables
	Outstanding	Percentage of
FICO®CreditScoreRange(1)	($000)	Total Receivables
No Score	$101,720	0.36%
Less than 600	$1,170,428	4.13%
600 to659	$2,906,524	10.26%
660 to719	$8,523,922	30.09%
720 and above	$15,629,282	55.16%
Total	$28,331,876	100.00%

(1) FICO® is federally registered service mark of Fair Isaac Corporation.

Static Pool Information

     Although we have previously provided static pool information (Trust delinquency rates, charge-off rates, payment rates and yield) regarding the historical performance of the receivables for the Accounts based on the date of their origination, we are not providing such information in this filing because all of the Accounts are now 60 or more months past the date on which they were originated. The origination date for each Account is the date on which the Account is opened. Additional accounts were last designated for the Trust as of October 1, 2008; therefore, no accounts originated in years 2009 through 2015 are currently included in the Trust. If we designate additional accounts for the Trust that include accounts of more recent vintages, we will resume providing static pool data by vintage at that time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover
Card Execution Note Trust)

Date:	April 15, 2015	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and
Assistant Treasurer